Microsoft Word 11.0.6502;"EX-99.770 - Transactions effected pursuant to Rule 10f-3"



Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members: JP Morgan, UBS Investment Bank, Goldman Sachs & Co., Merrill
Lynch & Co.

Name of Issuer:  Chuo Mitsui Trust & Bank

Title of Security:  CHUTRU

Date of First Offering:.  2/16/05

Dollar Amount Purchased:  $125,000

Number of Shares Purchased:  125,000

Price Per Unit:  100

Resolution approved:  Approved at February 2005 GST Board Meeting\\


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



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Name of Fund:  Goldman Sachs High Yield Fund
------------                                -

Name of Underwriter Purchased From:  BOA

Name of Underwriting syndicate members: Banc of America Securities, LLC., Deutsche Bank Securities, Inc.
Goldman, Sachs & Co

Name of Issuer:  WMG Holding Corp.

Title of Security:  WARMUS

Date of First Offering:  12/17/05

Dollar Amount Purchased:  $3,780,120

Number of Shares Purchased:  6,000,000

Price Per Unit:  63.0020

Resolution approved:   Approved at May 2005 GST Board Meeting


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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  DMG

Name of Underwriting syndicate members: Deutsche Bank Securities, Goldman, Sachs & Co.

Name of Issuer:  Simmons Co.

Title of Security:  Simmons

Date of First Offering:  12/10/04

Dollar Amount Purchased:  $2,302,162.50

Number of Shares Purchased:  3,750,000

Price Per Unit:  61.3910

Resolution approved:   Approved at the May 2005 GST Board Meeting




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Name of Fund:  Goldman Sachs High Yield Fund
------------                                --

Name of Underwriter Purchased From:  SSMB

Name of Underwriting syndicate members: Citigroup, Goldman, Sachs & Co., Banc of America Securities, LLC,
BNP Paribas, Deutsche Bank Securities, Inc., Scotia Capita, Inc.,
Calyon Securities USA Inc., JP Morgan
Securities

Name of Issuer:  Owens-Brockway Glass Con

Title of Security:  OI

Date of First Offering:  11/23/04

Dollar Amount Purchased:  $1,000,000

Number of Shares Purchased:  1,000,000

Price Per Unit:  100

Resolution approved:  Approved at the May 2005 GST Board Meeting

Name of Fund:  Goldman Sachs High Yield Fund
------------                                --

Name of Underwriter Purchased From:  FB

Name of Underwriting syndicate members: Credit Suisse First Boston Corp, Deutsche Bank Securities, Inc.,
Goldman, Sachs & Co., JP Morgan Securities, UBS

Name of Issuer:  Affinia Group, Inc.

Title of Security:  AFFHGRP

Date of First Offering:  11/12/04

Dollar Amount Purchased:  $1,363,000

Number of Shares Purchased:  1,363,000

Price Per Unit:  100

Resolution approved:  Approved at the May 2005 GST Board Meeting





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Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members:  JP Morgan Securities,
Lehman Brothers, Deutsche Bank Securities,
Inc., Goldman, Sachs & Co.

Name of Issuer:  Boise Cascade LLC

Title of Security:  BOISE

Date of First Offering:  10/15/04

Dollar Amount Purchased:  $1,250,000

Number of Shares Purchased:  1,250,000

Price Per Unit:  100

Resolution approved:   Approved at the May 2005 GST Board Meeting




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Name of Fund:   Goldman Sachs High Yield Fund
--------------                               -

Name of Underwriter Purchased From:  LB

Name of Underwriting syndicate members:  Goldman, Sachs & Co.,
Lehman Brothers, Citigroup, JP Morgan
Securities

Name of Issuer:  K & F Acquisition, Inc.

Title of Security:  KFIND

Date of First Offering:  11/5/04

Dollar Amount Purchased:  $183,000

Number of Shares Purchased:  183,000

Price Per Unit:  100

Resolution approved: Approved the following resolution at the May 2005 Board
Meeting:


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter Purchased From:  BOA

Name of Underwriting syndicate members: Bank of American Securities, LLC., Goldman, Sachs & Co., M.R.
Beal & Co.

Name of Issuer:  California Pollution Control Financing Authority

Title of Security:  CASPOL

Date of First Offering:  3/30/05

Dollar Amount Purchased:  $4,000,000

Number of Shares Purchased:  4,000,000

Price Per Unit:  100

Resolution approved: Approved the following resolution at the February 2005 Board Meeting:


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.



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Name of Fund:  Goldman Sachs CORE Fixed Income Fund

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members: JP Morgan, UBS Investment Bank, Goldman, Sachs & Co., Merrill
Lynch & Co.

Name of Issuer:  Chuo Mitsui Trust & Bank

Title of Security:  CHUTRU

Date of First Offering:  2/16/05

Dollar Amount Purchased:  $1,450,000

Number of Shares Purchased:  1,450,000

Price Per Unit:  100

Resolution approved: Approved the following resolution at the February 2005 Board Meeting:


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs CORE Fixed Income Fund

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members: Goldman, Sachs &Co., Citigroup, Banc of America Securities LLC,
BNP Paribas, Deutsche Bank Securities, Scotia Capital, Calyon, JP MMorgan

Name of Issuer:  SBC Communications

Title of Security:  SBC

Date of First Offering:  10/27/04

Dollar Amount Purchased:  $359,920,800

Number of Shares Purchased:  3,600,000

Price Per Unit:  99,9780

Resolution approved: Approved the following resolution at the May 2005 Board
Meeting:


RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2005, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.